INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report incorporated herein by reference in this Registration Statement on Form S-8 of Smithway Motor Xpress Corp.


                                        /s/ KPMG LLP


Des Moines, Iowa
July 24, 2002